Exhibit 99.1
News Release

Contact:	Baker Hughes Incorporated
Gary R. Flaharty (713) 439-8039	P.O. Box 4740
H. Gene Shiels (713) 439-8822	Houston, Texas 77210-4740
Baker Hughes Provides Corrected Regional Financial Information
HOUSTON, Texas – July 18, 2008. Baker Hughes Incorporated (BHI – NYSE) today is providing corrected information for regional operating profit before tax for its Middle East Asia Pacific (MEAP) and Europe, Africa, Russia, Caspian (EARC) regions for the thirteen quarters from the quarter ending March 31, 2005 through the quarter ended March 31, 2008 and is identified on the attached schedules as “(Corrected)”. The original data was released on July 8, 2008.
The corrected disclosure reflects an increase in operating profit for the MEAP region which exactly offsets the decrease in operating profit for the EARC region in each quarter. There were no changes to any other previously disclosed information. The corrected information is also posted on our website at www.bakerhughes.com/investor.

Revenue and Operating Profit Before Tax1 by Region
For the 12 Months ended December 31, 2005
Corrected July 18, 2008

	3 months ended				12 months
					ended
	3/31/2005	6/30/2005	9/30/2005	12/31/2005	12/31/2005

Segment Revenue
Drilling and Evaluation	$839.3	$893.7	$915.0	$1,046.2	$3,694.2
Completion and Production	803.2	873.8	869.8	943.2	3,490.0

Oilfield Operations	1,642.5	1,767.5	1,784.8	1,989.4	7,184.2

Geographic Revenue
North America	716.8	751.6	762.4	845.1	3,075.9
Latin America	155.3	175.8	177.8	194.6	703.5
Europe, Africa, Russia, and the Caspian	463.6	496.3	499.2	547.5	2,006.6
Middle East, Asia Pacific	306.8	343.8	345.4	402.2	1,398.2

Oilfield Operations	1,642.5	1,767.5	1,784.8	1,989.4	7,184.2

Corporate and Other
Corporate and other revenue	0.4	0.9	—	—	1.3

Total revenues	$1,642.9	$1,768.4	$1,784.8	$1,989.4	$7,185.5

Segment Operating Profit
Drilling and Evaluation	$153.3	$174.2	$190.0	$232.1	$749.6
Completion and	146.3	171.3	170.0	178.4	666.0

	3 months ended				12 months
					ended
	3/31/2005	6/30/2005	9/30/2005	12/31/2005	12/31/2005
Production[2]

Oilfield Operations	299.6	345.5	360.0	410.5	1,415.6

Geographic Operating
Profit
North America	148.8	157.0	167.4	194.9	668.1
Latin America	32.0	40.6	32.2	37.7	142.5
Europe, Africa, Russia, and the Caspian (Corrected)	73.3	86.6	92.2	97.9	350.0
Middle East, Asia Pacific (Corrected)	45.5	61.3	68.2	80.0	255.0

Oilfield Operations	299.6	345.5	360.0	410.5	1,415.6

WesternGeco	19.3	18.5	25.5	33.4	96.7

Total Oilfield	318.9	364.0	385.5	443.9	1,512.3

Corporate and Other Operating Profit
Interest expense	(18.6)	(16.7)	(18.8)	(18.2)	(72.3)
Interest and dividend income	1.9	3.3	4.9	7.9	18.0
Corporate and other	(32.0)	(45.2)	(49.2)	(52.4)	(178.8)

Corporate, net interest and other	(48.7)	(58.6)	(63.1)	(62.7)	(233.1)

Total Operating Profit[1]	$270.2	$305.4	$322.4	$381.2	$1,279.2

See “Notes to Revenue and Operating Profit Before Tax by Region” in this news release.

Revenue and Operating Profit Before Tax1 by Region
For the 12 Months ended December 31, 2006
Corrected July 18, 2008

	3 months ended				12 months
					ended
	3/31/2006	6/30/2006[1]	9/30/2006	12/31/2006	12/31/2006

Segment Revenue
Drilling and Evaluation	$1,084.5	$1,118.4	$1,204.1	$1,253.7	$4,660.7
Completion and Production	977.5	1,084.9	1,105.3	1,199.0	4,366.7

Oilfield Operations	2,062.0	2,203.3	2,309.4	2,452.7	9,027.4

Geographic Revenue
North America	946.7	979.3	1,044.1	1,047.2	4,017.3
Latin America	181.6	197.7	204.6	226.0	809.9
Europe, Africa, Russia, and the Caspian	557.1	605.4	637.9	689.2	2,489.6
Middle East, Asia Pacific	376.6	420.9	422.8	490.3	1,710.6

Oilfield Operations	2,062.0	2,203.3	2,309.4	2,452.7	9,027.4

Corporate and Other
Corporate and other revenue	—	—	—	—	—

Total revenues	$2,062.0	$2,203.3	$2,309.4	$2,452.7	$9,027.4

Segment Operating Profit
Drilling and Evaluation[4]	$277.3	$288.0	$320.7	$355.8	$1,241.8
Completion and Production	204.8	246.3	241.1	249.7	941.9

	3 months ended				12 months
					ended
	3/31/2006	6/30/2006[1]	9/30/2006	12/31/2006	12/31/2006

Oilfield Operations	482.1	534.3	561.8	605.5	2,183.7

Geographic Operating
Profit
North America	254.2	262.5	282.2	288.5	1,087.4
Latin America	33.8	40.5	40.2	47.3	161.8
Europe, Africa, Russia, and the Caspian (Corrected)	116.4	129.3	142.5	148.9	537.1
Middle East, Asia Pacific (Corrected)	77.7	102.0	96.9	120.8	397.4

Oilfield Operations	482.1	534.3	561.8	605.5	2,183.7

WesternGeco[3]	47.9	10.8	—	—	58.7

Total Oilfield	530.0	545.1	561.8	605.5	2,242.4

Corporate and Other Operating Profit
Interest expense	(16.5)	(17.0)	(18.1)	(17.3)	(68.9)
Interest and dividend income	7.3	24.2	22.6	13.4	67.5
Charge for investigation resolution[5]	—	—	—	(46.1)	(46.1)
Corporate and other	(41.4)	(45.3)	(49.0)	(65.9)	(201.6)

Corporate, net interest and other	(50.6)	(38.1)	(44.5)	(115.9)	(249.1)

Total Operating Profit[1]	$479.4	$507.0	$517.3	$489.6	1,993.3

See “Notes to Revenue and Operating Profit Before Tax by Region” in this news release.

Revenue and Operating Profit Before Tax1 by Region
For the 12 Months ended December 31, 2007
Corrected July 18, 2008

	3 months ended				12 months
					ended
	3/31/2007	6/30/2007	9/30/2007	12/31/2007	12/31/2007

Segment Revenue
Drilling and Evaluation[5]	$1,288.5	$1,278.7	$1,356.0	$1,370.0	$5,293.2
Completion and Production	1,184.2	1,258.7	1,321.8	1,370.3	5,135.0

Oilfield Operations	2,472.7	2,537.4	2,677.8	2,740.3	10,428.2

Geographic Revenue
North America	1,073.8	1,055.8	1,124.7	1,117.0	4,371.3
Latin America	228.0	232.1	256.3	256.0	972.4
Europe, Africa, Russia, and the Caspian	709.2	765.0	799.1	803.0	3,076.3
Middle East, Asia Pacific	461.7	484.5	497.7	564.3	2,008.2

Oilfield Operations	2,472.7	2,537.4	2,677.8	2,740.3	10,428.2

Corporate and Other
Corporate and other revenue	0.1	0.1	(0.2)	—	—

Total revenues	$2,472.8	$2,537.5	$2,677.6	$2,740.3	$10,428.2

Segment Operating Profit
Drilling and Evaluation[6]	$365.1	$326.6	$357.1	$347.4	$1,396.2
Completion and Production	245.0	265.2	287.2	314.8	1,112.2

	3 months ended				12 months
					ended
	3/31/2007	6/30/2007	9/30/2007	12/31/2007	12/31/2007

Oilfield Operations	610.1	591.8	644.3	662.2	2,508.4

Geographic Operating
Profit
North America	301.1	264.2	305.1	285.6	1,156.0
Latin America	44.9	39.6	53.9	58.2	196.6
Europe, Africa, Russia, and the Caspian (Corrected)	157.2	179.3	170.6	178.3	685.4
Middle East, Asia Pacific (Corrected)	106.9	108.7	114.7	140.1	470.4

Oilfield Operations	610.1	591.8	644.3	662.2	2,508.4

Corporate and Other Operating Profit
Interest expense	(16.8)	(16.2)	(16.7)	(16.4)	(66.1)
Interest and dividend income	11.5	10.7	10.5	11.1	43.8
Corporate and other	(49.7)	(54.5)	(61.7)	(63.5)	(229.4)

Corporate, net interest and other	(55.0)	(60.0)	(67.9)	(68.8)	(251.7)

Total Operating Profit[1]	$555.1	$531.8	$576.4	$593.4	$2,256.7

See “Notes to Revenue and Operating Profit Before Tax by Region” in this news release.

Revenue and Operating Profit Before Tax1 by Region
For the 3 Months ended March 31, 2008
Corrected July 18, 2008

3 months
ended
3/31/2008

Segment Revenue
Drilling and Evaluation	$1,390.9
Completion and Production	1,279.5

Oilfield Operations	2,670.4

Geographic Revenue
North America	1,161.6
Latin America	250.0
Europe, Africa, Russia, and the Caspian	762.4
Middle East, Asia Pacific	496.4

Oilfield Operations	2,670.4

Corporate and Other
Corporate and other revenue	—

Total revenues	$2,670.4

Segment Operating Profit
Drilling and Evaluation	$349.5
Completion and Production	263.1

Oilfield Operations	612.6

3 months
ended
3/31/2008

Geographic Operating
Profit
North America	311.7
Latin America	50.0
Europe, Africa, Russia, and the Caspian (Corrected)	149.3
Middle East, Asia Pacific (Corrected)	101.6

Oilfield Operations	612.6

Corporate and Other Operating Profit
Gain on sale of product line[7]	28.2
Interest expense	(15.7)
Interest and dividend income	8.0
Corporate and other	(63.9)

Corporate, net interest and other	(43.4)

Total Operating Profit[1]	$569.2

See “Notes to Revenue and Operating Profit Before Tax by Region” in this news release.

Notes to Revenue and Operating Profit Before Tax by Region
1 — Operating profit before tax is a non-GAAP measures comprised of income from continuing operations excluding the impact of certain identified non-operational items. The company believes that operating profit is useful to investors because it is a consistent measure of the underlying results of the company’s business. Furthermore, management uses operating profit internally as a measure of the performance of the company’s operations. Income from continuing operations before tax is reconciled to operating profit before tax in the table below. Reconciliation of GAAP and operating profits for historical periods can be found on the company’s website at www.bakerhughes.com/investor.

Reconciliation of GAAP and Operating Profit Before Tax
	for the three	for the twelve months
UNAUDITED	months ended	ended December
(In millions except earnings per share)	June 30, 2006	31, 2006

Income from continuing operations (GAAP)	$2,250.5	$3,736.8
Less non-operational items:
Gain on sale of interest in WesternGeco	(1,743.5)	(1,743.5)

Operating results, excluding the impact of Non-operational items	$507.0	$1,993.3

The non-operational item in the second quarter of 2006 and the year ended December 31, 2006 related to the pre-tax gain of $1,743.5 million ($1,035.2 million after tax) from the sale of our 30% interest in WesternGeco, our seismic joint venture with Schlumberger, to Schlumberger on April 28, 2006 for $2.4 billion in cash.
There were no non-operational items in any other period between Quarter 1 2005 and Quarter 1 2008.
2 — Quarter 4 2005 results for Completion and Production include a $5.1 million write-off of in-process research and development associated with the acquisition of the remaining interest in QuantX. The impact on the region operating profit was: North America: $2.1 million; Europe Africa Russia and the Caspian: $3.0 million.
3 — Our 30% minority interest in WesternGeco was sold to Schlumberger on April 28, 2006.
4 — Fourth quarter 2006 results were favorably impacted by a change in accounting procedures related to certain inventory of our Baker Atlas division. The pretax impact of this change was a $21.2 million reduction to cost of services and rentals. The full amount is reflected in Drilling and Evaluation operating profit. The impact on the region operating profit was: North America: $7.5 million; Latin America: $2.6 million; Europe Africa Russia and the Caspian: $6.4 million; Middle East, Asia Pacific: $4.7 million.
5 — Fourth quarter 2006 results included a financial charge of approximately $46 million before tax ($38.5 million after tax or approximately $0.12 per diluted share) associated with the resolution of the investigations by the Securities and Exchange Commission and Department of Justice into activities in Angola, Kazakhstan and Nigeria.

6 — 2007 results were favorably impacted by an increase in the depreciable lives of certain assets of our Baker Atlas division. The pretax impact of this change was approximately $6.0 million reduction to cost of services and rentals per quarter.
7 — Profit before tax includes a gain of $28.2 million (approximately $18.4 million after tax or $0.06 per diluted share) for the gain on the sale of the Completion and Production segment’s Surface Safety Systems (“SSS”) product line in February 2008.
Baker Hughes provides reservoir consulting, drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry.
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